Exhibit 99.1

News Release

FOR IMMEDIATE RELEASE

PLUG POWER AND AMAZON SIGN AGREEMENT FOR
MULTI-SITE GENKEY DEPLOYMENTS

LATHAM, NY — April 5, 2017 — Plug Power Inc. (NASDAQ: PLUG), a leader in providing energy solutions that change the way the world moves, announced that it has reached an agreement with Amazon to utilize Plug Power fuel cells and hydrogen technology in its fulfillment network. At select fulfillment center locations, Amazon will begin powering its industrial equipment such as forklifts using the GenKey technology which will enable faster charging times, reduced costs, and support energy-efficiency in Amazon’s fulfillment operations.  Revenues associated with the commercial agreements are expected to be around $70 million in 2017.

“This agreement is a tremendous opportunity for Plug Power to further innovate and grow while helping to support the work Amazon does to pick, pack and ship customer orders,” said Andy Marsh, CEO of Plug Power. “Our hydrogen fuel cell technology, comprehensive service network, and commitment to providing cost-savings for customers has enabled Plug Power to become a trusted partner to many in the industry and we are excited to begin working with Amazon.”

Additionally, Amazon and Plug Power will begin working together on technology collaboration, exploring the expansion of applications for Plug Power’s line of ProGen fuel cell engines.

Plug Power has granted Amazon warrants to acquire up to 55,286,696 of Plug Power’s common shares at $1.1893 per share (Exercise Price), which is based on the volume weighted average closing price of Plug Power common shares for the thirty trading days ending April 4, 2017.  Vesting of the warrants is tied to payments totaling $600 million in the aggregate made by Amazon, directly or indirectly, in connection with the purchase of goods and services from Plug Power.  An adjustment to the Exercise Price will occur after the first 34,917,912 warrants have vested, and will be based on the volume weighted average closing price, at the time that such warrants vest. The details of the warrants and vesting is described in more detail in a report on Form 8-K filed by Plug Power with the SEC earlier today.

About Plug Power Inc.

The architects of modern hydrogen and fuel cell technology, Plug Power is the innovator taking hydrogen fuel cell technology from concept to commercialization. Plug Power has revolutionized the industry with its simple GenKey solution, which is designed to increase productivity, lower operating costs and reduce carbon footprints in a reliable, cost-effective way. Plug Power’s GenKey solution couples together all the necessary elements to power, fuel and serve a customer.

Plug Power’s hydrogen and fuel cell solutions for material handling applications replace lead acid batteries to power electric industrial vehicles, such as the lift trucks Amazon uses in its fulfillment centers. Material handling professionals experience a more productive workforce as trucks operate at maximum power for an entire shift, and they can eliminate costly battery changes that impact productivity and safety. The use of hydrogen fuel cells also reduces greenhouse gas emissions, improving a customer’s environmental footprint.

Plug Power’s ProGen platform of modular fuel cell engines empowers OEMs and system integrators to rapidly adopt hydrogen fuel cell technology. Through ProGen, Plug Power extends its reach into the on-road electric vehicle market, increasing its served market for fuel cell products and hydrogen fueling stations. The ProGen fuel cell engine solution addresses a wide range of applications, including parcel delivery and service trucks, municipal and government fleets, taxis and port vehicles. ProGen engines are proven today, with more than 6,000 ProGen engines in service, supporting some of the most rugged operations in the world.

Plug Power is the partner that customers trust to take their businesses into the future. For more information about Plug Power, visit www.plugpower.com[plugpower.com].

Additional Information about the Transaction and Where to Find It

This communication is being made in respect of the transactions between Plug Power Inc. (the “Company”) and Amazon.com, Inc. (“Amazon”), and the related issuance of warrants, described herein. The issuance of the warrants, and the exercise thereof, with respect to shares of the Company’s common stock representing more than 20% of the Company’s shares of common stock outstanding as of the date of issuance of such warrants will be submitted to the Company’s stockholders for their approval (the “Stockholder Approval”). The Company intends to file with the U.S. Securities and Exchange Commission (the “SEC”) a proxy statement for its 2017 annual meeting of stockholders (the “Proxy Statement”) that will include a proposal relating to the Stockholder Approval. This communication does not constitute a solicitation of any vote or proxy from any of the Company’s stockholders. Investors are urged to read the Proxy Statement carefully and in its entirety when it becomes available and any other relevant documents or materials filed or to be filed with the SEC or incorporated by reference in the Proxy Statement, because they will contain important information about the transactions between the Company and Amazon, the issuance of the warrants and the proposal relating to the Stockholder Approval. The Proxy Statement will be mailed to the Company’s stockholders. In addition, the Proxy Statement and other documents will be available free of charge at the SEC’s internet website, www.sec.gov[sec.gov]. When available, the Proxy Statement and other pertinent documents may also be obtained free of charge at the Investor Relations section of the Company’s website, www.plugpower.com[plugpower.com], or by directing a written request to Plug Power Media & Investor Relations, 968 Albany Shaker Road, Latham, New York 12110 or at tel: (518) 738-0269 or email: media@plugpower.com.

The Company and its directors, executive officers and other members of management and employees may be deemed to be participants in the solicitation of proxies from the Company’s stockholders in favor of the Stockholder Approval. Information about the Company’s directors and executive officers is included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2016 filed with the SEC on March 10, 2017. Additional information regarding these persons and their interests in the transactions will be included in the Proxy Statement when it is filed with the SEC. These documents can be obtained free of charge from the sources indicated above.

Cautionary Note on Forward Looking Statements

This communication contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 that involve significant risks and uncertainties about the Company, including but not limited to statements about the Company’s expectations regarding the number and timing of GenKey deployments with Amazon, expansion of applications for ProGen and the achievement of operational efficiencies and long-term profitability. Investors are cautioned that such statements should not be read as a guarantee of future performance or results, and will not necessarily be accurate indications of the times that, or by which, such performance or results will have been achieved. Such statements are subject to risks and uncertainties that could cause actual performance or results to differ materially from those expressed in these statements. In particular, the risks and uncertainties include, among other things, the risk that the Company will not obtain the Stockholder Approval that may be required with respect to the equity arrangements expressed in the agreements with Amazon; the risk that the anticipated benefits of the agreements with Amazon will not be realized when expected, or at all; the possibility that Amazon may terminate its agreements with the Company; the effect of the announcement or pendency of the transactions contemplated by the agreements with Amazon; the risk that the Company continues to incur losses and might never achieve or maintain profitability; the risk that the Company will need to raise additional capital to fund its operations and such capital may not be available; the risk that the Company’s lack of extensive experience in manufacturing and marketing products may impact its ability to manufacture and market products on a profitable and large-scale commercial basis; the risk that unit orders will not ship, be installed and/or be converted to revenue, in whole or in part; the risk that a loss of one or more of the Company’s major customers could result in a material adverse effect on the Company’s financial condition; the risk that a sale of a significant number of shares of stock could depress the market price of the Company’s common stock; the risk of potential losses related to any product liability claims or contract disputes; the risk of loss related to an inability to maintain an effective system of internal controls; the Company’s ability to attract and maintain key personnel; the risks related to the use of flammable fuels in the Company’s products; the risk that pending orders may not convert to purchase orders, in whole or in part; the cost and timing of developing, marketing and selling the Company’s products and the Company’s ability to raise the necessary capital to fund such costs; the Company’s ability to obtain financing arrangements to support the sale or leasing of its products and services to customers; the Company’s ability to achieve the forecasted gross margin on the sale of its products; the cost and availability of fuel and fueling infrastructures for the Company’s products; the risk of elimination of government subsidies and economic incentives for alternative energy products; market acceptance of the Company’s products and services, including GenDrive units; the Company’s ability to establish and maintain relationships with third parties with respect to product development, manufacturing, distribution and servicing and the supply of key product components; the cost and availability of components and parts for the Company’s products; the Company’s ability to develop commercially viable products; the Company’s ability to reduce product and manufacturing costs; the Company’s ability to successfully market, distribute and service its products and services internationally; the Company’s ability to improve system reliability for its products; competitive factors, such as price competition and competition from other traditional and alternative energy companies; the Company’s ability to protect its intellectual property; the cost of complying with current and future federal, state and international governmental regulations; the risks associated with potential future acquisitions; the volatility of the Company’s stock price; and other risks and uncertainties referenced in the Company’s public filings with the SEC.

For additional disclosure regarding these and other risks faced by the Company, see disclosures contained in the Company’s public filings with the SEC, including the “Risk Factors” section of the Company’s Annual Report on Form 10-K for the year ended December 31, 2016. Investors should consider these factors in evaluating the forward-looking statements included in this communication and not place undue reliance on such statements. The forward-looking statements are made as of the date hereof, and the Company undertakes no obligation to update such statements as a result of new information.

Plug Power Investor Contact

John Cococcia

investors@plugpower.com

Plug Power Media Contact

Teal Vivacqua

media@plugpower.com